Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial reports and portfolio listing, or a copy of the Statement of Additional Information (SAI). The SAI is dated June 4, 1997, may be amended from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call
(800) 618-7643.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[P.I.C. LOGO]

PROSPECTUS

JUNE 4, 1997
(SUPPLEMENTED JUNE 27, 1997)

PROVIDENT INVESTMENT COUNSEL
300 NORTH LAKE AVENUE
PASADENA, CA 91101

CONTENTS

KEY FACTS                      3     THE FUND AT A GLANCE
                               3     WHO MAY WANT TO INVEST
                               3     EXPENSES
                               5     STRUCTURE OF THE FUND AND
                                     THE PORTFOLIO
                               6     FINANCIAL HIGHLIGHTS
THE FUND IN DETAIL             7     CHARTER How the Fund is
                                     organized.
                               8     INFORMATION ABOUT THE FUND'S
                                     INVESTMENTS The Fund's overall
                                     approach to investing.
                               8     SECURITIES AND INVESTMENT
                                     PRACTICES More information about
                                     how the Fund invest.
                               10    BREAKDOWN OF EXPENSES How
                                     operating costs are calculated
                                     and what they include.
                               10    PERFORMANCE
YOUR ACCOUNT                   13    HOW TO BUY SHARES
                               14    HOW TO SELL SHARES
SHAREHOLDER ACCOUNT            15    DIVIDENDS AND CAPITAL GAINS
POLICIES                       15    TRANSACTION DETAILS Share price
                                     calculations.
GENERAL INFORMATION            16

PROSPECTUS

KEY FACTS

THE FUND AT A GLANCE

MANAGEMENT: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Fund's Advisor. At December 31, 1996, total assets under PIC's management were $19 billion.

--------------------------------------
 SMALL CAP. GROWTH FUND

GOAL: Long term growth of capital.

STRATEGY: Invests, through the PIC Small Cap. Portfolio, mainly in equity securities of small companies.

WHO MAY WANT TO INVEST

The Small Cap. Growth Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Small Cap. Growth Fund is designed for those who want to focus on stocks of small capitalization companies in search of above average returns. A company's market capitalization is the total market value of its outstanding common stock. A small company is one with market capitalization or annual revenues at the time of purchase of $250 million or less. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, small-capitalization stocks have shown greater growth potential than those of larger-capitalization companies.

The value of the Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, no fund constitutes a balanced investment plan. There is no assurance that the Fund will meet its objective.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares in the fund.

Maximum sales charge      None
Maximum sales charge on
  reinvested dividends    None
Deferred sales charge     None
Redemption fee            None

ANNUAL OPERATING EXPENSES are paid out of the Fund's and the Portfolio's assets. The Fund indirectly pays an investment advisory fee equal to .80% of the Fund's average net assets. The Fund also incurs other expenses for services such as administrative services, maintaining shareholder records and furnishing shareholder statements and financial reports. The Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

The following are projections based on estimated expenses, and are calculated as a percentage of average net assets.

                                                                      PROSPECTUS

--------------------------------------
 SMALL CAP GROWTH FUND

Management fee (paid by
  the Portfolio)            .80%
Other expenses of the
  Portfolio                 .20%
                            ----
TOTAL OPERATING EXPENSES
  OF THE PORTFOLIO         1.00%
Other expenses of the
  Fund, after
  reimbursement by PIC      -0-%
                            ----
TOTAL FUND OPERATING
  EXPENSES                 1.00%

PIC reimburses the Small Cap Growth Fund for any expenses in excess of 1.00% of average net assets. Without this reimbursement, the total Fund operating expenses would be estimated to be 1.25%.

EXAMPLES: Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

--------------------------------------
 SMALL CAP GROWTH FUND

After 1 year                $ 10
After 3 years               $ 32
After 5 years               $ 55
After 10 years              $122

These examples illustrates the effect of expenses, but they are not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The tables above summarize the expenses of both the Portfolio and the Fund. The Trustees expect that the combined per share expenses of the Fund and the Portfolio will be equal to, or may be less than, the expenses that would be incurred by the Fund if it retained an investment manager and invested directly in the types of securities held by the Portfolio.

PROSPECTUS

STRUCTURE OF THE FUND AND THE PORTFOLIO

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the PIC Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling (800) 618-7643.

The Trustees of PIC Investment Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever the Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Fund in Detail," "Information about the Fund's Investments" and "Securities and Investment Practices."

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS

The table that follows is included in the Fund's Annual Report and has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
 PIC SMALL CAP. GROWTH FUND
 Selected Per-Share Data and Ratios

        Years ended October 31           1996        1995        1994       1993*
 Net asset value, beginning of period   $ 18.69     $ 12.90     $ 13.05     $12.83
 Income from Investment operations:
   Net investment loss                     (.10)       (.07)        .06      (.01)
   Net realized and unrealized gain
     (loss) on investments                 4.60        5.86        (.09)       .23
 Total from investment operations          4.50        5.79        (.15)       .22
 Net asset value, end of period         $ 23.19     $ 18.69     $ 12.90     $13.05
 Total return                            24.08%      44.88%       (1.15)%    19.50%+
----------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000)
   omitted                              $ 196.1     $ 130.3     $  84.3     $ 82.6
 Ratio of expenses to average net
   assets                                 1.25%       1.34%       1.47%       1.22%
 Ratio of expenses to average net
   assets after expense reductions**      1.00%       1.00%       1.00%       1.00%
 Ratio of net investment income (loss)
   to average net assets                  (.60%)      (.51%)      (.49%)      (.79%)
 Portfolio turnover rate++               53.11%      45.45%      63.89%       6.06%
   * September 30, 1993 (commencement of operations) to October 31,
     1993.
   + Annualized.
  ** Includes the Fund's share of expenses allocated from PIC Small
     Cap. Portfolio.
  ++ Portfolio turnover rate of PIC Small Cap. Portfolio, in which all of the Fund's assets are invested.

PROSPECTUS

THE FUND IN DETAIL

CHARTER

THE FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is a diversified series of PIC Investment Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

THE FUND AND THE PORTFOLIO ARE EACH GOVERNED BY A BOARD OF TRUSTEES, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Fund and the Portfolio, review contractual arrangements with companies that provide services to the Fund and the Portfolio, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC IS THE ADVISER TO THE PIC PORTFOLIO, in which the Fund invests. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of the Fund, they may be worth more or less than what you paid for them. PIC normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limita-

                                                                      PROSPECTUS
tion in short term instruments for temporary, defensive purposes.

PIC may use broker-dealers that sell shares of the Fund to carry out transactions for the Portfolio, provided that the Portfolio receives brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of United Asset Management Corporation (UAM), a publicly owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

INFORMATION ABOUT THE FUND'S INVESTMENTS.

Because the investment characteristics of the Fund will correspond directly to those of the Portfolio in which it invests, the following is a discussion of the various investments of, and techniques employed by, the Portfolio.

--------------------------------------
 PIC SMALL CAP. GROWTH FUND

THE PIC SMALL CAP. GROWTH FUND SEEKS LONG TERM GROWTH OF CAPITAL by investing in the PIC Small Cap. Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small capitalization companies are those whose market capitalization or annual revenues are $250 million or less at the time of the Portfolio's investment. Companies whose capitalization or revenues increase beyond this range after purchase continue to be considered small capitalization for the purposes of the Portfolio's investment policy. Investing in small capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The Small Cap. Portfolio may also invest up to 20% of its assets in foreign securities.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about the types of instruments in which the Portfolio may invest, and strategies PIC may employ in pursuit of the Portfolio's investment objectives. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals. Current holdings and recent investment strategies are described in the

PROSPECTUS

Fund's financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

EQUITY SECURITIES are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Restriction: With respect to 75% of total assets, the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

SHORT TERM INVESTMENTS are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: The Portfolio will only purchase short term investments which are "high quality." High quality means the investments have been rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's, or have an issue of debt securities outstanding rated at least A by S&P or Moody's Investors Service, Inc. (Moody's). The term also applies to short term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

EXPOSURE TO FOREIGN MARKETS. The Portfolio may invest in foreign securities.

Restriction: The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ National Market System.

OPTIONS AND FUTURES. The Portfolio has the right to use options and futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. The Fund will advise shareholders before any investment in options or futures commences. See the SAI for details.

RISK FACTORS. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Options and futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

                                                                      PROSPECTUS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

The Small Cap Growth Fund seeks long term growth of capital. The Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio may not invest more than 25% of its total assets in any one industry.

BREAKDOWN OF EXPENSES

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays an INVESTMENT ADVISORY FEE to PIC each month for managing its investments at the annual rate of 0.80% of the Portfolio's average net assets.

While the investment advisory fee is a significant component of the Portfolio's (and thus the Fund's) annual operating costs, the Fund also pays OTHER EXPENSES. The Fund and the Portfolio each pay a monthly administration fee to Investment Company Administration Corporation for managing some of their business affairs. The Portfolio pays a fee at the annual rate of 0.10% of average net assets, and the Fund pays an annual fee of $10,000. The Fund and the Portfolio also pay other expenses, such as legal, audit, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse the Fund for investment advisory fees and other expenses if they exceed 1.00% of the Fund's average net assets. This reimbursement arrangement, which may be terminated at any time without notice, will decrease the Fund's expenses and boost its performance.

PERFORMANCE

Mutual fund performance is commonly measured as TOTAL RETURN. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include effect of income taxes paid by shareholders. The Fund may

PROSPECTUS
sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

PRIOR PERFORMANCE OF PIC

The following table sets forth PIC's composite performance data relating to the historical performance of institutional private accounts managed by PIC, since the date indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. The data is provided to illustrate the past performance of PIC in managing substantially similar accounts as measured against specified market indices and does not represent the performance of any of the Portfolio. You should not consider this performance data as an indication of future performance of the Portfolio or of PIC.

PIC's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commission and execution costs paid by PIC's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. PIC's composite includes all actual, fee-paying, discretionary institutional private accounts managed by PIC that have investment objectives, policies, strategies and risks substantially similar to those of the Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns. The monthly returns of the PIC Composite combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighting each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

The institutional private accounts that are included in PIC's Composite are not subject to the same types of expenses to which the Portfolio is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act or the Internal Revenue Code. Consequently, the performance results for PIC's Composite could have been adversely affected if the institutional private accounts included in the Composite had been regulated as investment companies.
---------------
* AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                                                      PROSPECTUS

The investment results of the PIC Composite presented below are unaudited and are not intended to predict or suggest the returns that might by experienced by the Portfolio or an individual investing in the Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                                          PIC        Russell 2000
                                                       Small Cap     Growth Stock
               Year ended December 31,                 Composite       Index(1)
 1987                                                     5.43%         -10.48%
 1988                                                    27.78           20.37
 1989                                                    49.95           20.17
 1990                                                     0.81          -17.41
 1991                                                    78.74           51.19
 1992                                                     6.31            7.77
 1993                                                    23.34           13.36
 1994                                                    -1.22           -2.43
 1995                                                    61.12           31.04
 1996                                                    23.41           11.26
 Last 5 years                                            20.04           11.69
 Last 10 years                                           24.72           10.88

(1) The Russell 2000 Growth Stock Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in the Russell 2000 Growth Stock Index generally have higher price-to-book and price-earnings ratios than the average for all companies in the 2000 Index. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

PROSPECTUS

YOUR ACCOUNT

--------------------------------------------------------------------------------
 HOW TO BUY SHARES

ONCE EACH BUSINESS DAY, THE FUND CALCULATES ITS SHARE PRICE: The share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after an investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

RODNEY SQUARE MANAGEMENT CORPORATION (RSMC) is the Fund's Transfer Agent; its address is 1105 N. Market Street, 3rd floor, Wilmington, Delaware 19890, and its mailing address is P.O. Box 8987, Wilmington, DE 19899.

FIRST FUND DISTRIBUTORS, INC., 4455 E. Camelback Road, Suite 261E, Phoenix AZ 85018, an affiliate of the administrator, is the Trust's principal underwriter.

You may buy shares of the Fund only through Eligible Institutions, which include financial institutions and broker-dealers. The Fund does not impose any sales charges, but an Eligible Institution may establish its own terms and conditions for providing services to you and may charge a fee for its services.

The minimum initial investment in the Fund is $1,000,000, but this minimum may be waived for certain investors, including those who make investments for a group of clients, such as financial or investment advisors and trust companies. There is no minimum subsequent investment. The Trust reserves the right to refuse to accept any investment.

Prior to making an initial investment in the Fund, an Eligible Institution should call RSMC at (800) 618-7643 in order to obtain an account number. The Eligible Institution may then purchase shares of the Fund by wiring the amount to be invested to PIC Small Cap. Growth Fund at the following address:

  RSMC, c/o Wilmington Trust Company, Wilmington Delaware
  ABA #0311-0009-2
  DDA #2629-5386
  For credit to PIC Small Cap. Growth Fund
  Account Number: [RSMC account number]

At the same time, if the wire represents an initial investment, the investor should mail an application form to RSMC at the following address:

  PIC Small Cap. Growth Fund
  P.O. Box 8987
  Wilmington, DE 19899

Subsequent investments may be made by wiring funds to the custodian bank at the above address.

                                                                      PROSPECTUS

HOW TO SELL SHARES

At the time an account is opened for an investor, persons who are authorized to give instructions to the Fund on behalf of the investor will be identified. Shares of the Fund will subsequently be redeemed upon receipt by the Fund's Transfer Agent of written instructions signed by such an authorized person. Written instructions may be mailed to the Transfer Agent at P.O. Box 8987, Wilmington, DE 19899, or delivered to the Transfer Agent at 1105 N. Market St., 3rd Floor, Wilmington, DE 19890 or sent by facsimile transmission to (302) 427-4511. The redemption request should identify the Fund, the account number and specify the number of shares to be redeemed. Investors in the Fund should arrange with the Administrator and the Transfer Agent to maintain a current list of persons authorized to give instructions to the Fund. The shares specified will be redeemed at the net asset value next determined after receipt of the request.

Payment for shares redeemed will be made within seven days after receipt by the Trust of instructions. However, payment may be delayed under unusual circumstances, as specified in the Investment Company Act of 1940 or as determined by the Securities and Exchange Commission. Payment will be sent only to shareholders at the address of record.

PROSPECTUS

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS AND CAPITAL GAINS

The Fund distributes substantially all of its net income and capital gains, if any, to shareholders each year in December. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day.

                   UNDERSTANDING
   [check mark]    DISTRIBUTIONS

   As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as DISTRIBUTIONS.

   The Fund earns dividends from stocks and interest from short term investments held by the Portfolio. These are passed along as DIVIDEND DISTRIBUTIONS. The Fund realizes capital gains whenever the Portfolio sells securities for a higher price than it paid for them. These are passed along as CAPITAL GAIN DISTRIBUTIONS.

TRANSACTION DETAILS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. PIC calculates each Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the Fund's share of investments held by the Portfolio, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

                                                                     PROSPECTUS

GENERAL INFORMATION

The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series.

However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

PROSPECTUS